UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2010

KORE NUTRITION INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-153243
(Commission File Number)

N/A
(IRS Employer Identification No.)

2505 Anthem Village, Suite E-460, Henderson, NV 89052
(Address of principal executive offices and Zip Code)

702.505.9797
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

(a)
On May 3, 2010, our board of directors approved the dismissal, to be effective as of April 30, 2010, of LBB & Associates Ltd., LLP (“LBB”) as our independent principal accountant and we engaged the accounting firm of M&K CPAS PLLC (“M&K”), as our new independent principal accountant.  The decision to dismiss LBB and to appoint M&K was approved by our board of directors on May 3, 2010.

LBB’s report on our financial statements for the period from incorporation on October 13, 2006 to December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles, except that our audited financial statements contained in our annual report on Form 10-K for year ended December 31, 2009 contained an explanatory paragraph expressing substantial doubt as to our ability to continue as a going concern.

During the two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with LBB, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to LBB’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements.  During the two most recent fiscal years, and in the subsequent interim periods through the date of dismissal of LBB, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) with LBB.

We provided LBB with a copy of this report prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this report, and if not, stating the aspects with which they do not agree.  The letter from LLB dated May 7, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)
Effective April 30, 2010, we engaged M&K as our independent accountant. During the two most recent fiscal years and the subsequent interim periods through the date of appointment, we have not consulted with M&K regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has M&K provided to us a written report or oral advice that M&K concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with M&K regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

We have provided a copy of the disclosures in this report to M&K and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. M&K has advised that it does not intend to furnish such a letter to the Commission.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
16.1	Letter re change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE NUTRITION INCORPORATED

/s/ Jeffrey Todd
Jeffrey Todd
Chief Executive Officer and Director

Date: May 7, 2010